Exhibit 23
                         Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 333-22553, 33-27417, 33-32224 and 33-17829) of our
report dated February 10, 2003, which appears in this attached Form 8-K/A for AmBase Corporation.







PricewaterhouseCoopers, LLP
New York, New York
February 10, 2003